As filed with the Securities and Exchange Commission on December 9, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21963

City National Rochdale High Yield Alternative Strategies Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

City National Rochdale High Yield Alternative Strategies Fund LLC
City National Rochdale High Yield Alternative Strategies Fund TEI LLC
Semi-Annual Report
September 30, 2013

Dear Fellow Shareholders,

The City National Rochdale High Yield Alternative Strategies Fund LLC (“Taxable Fund”) and Rochdale High Yield Alternative Strategies Fund TEI LLC (“TEI Fund”), (collectively “RHYAS”) seek to diversify clients’ traditional stock and bond only portfolios through inclusion of alternative strategies focusing on the fixed income markets.  For the six months ended September 30, 2013, the Taxable Fund returned +1.34% and the TEI Fund returned +1.24% as well.  The new benchmark of this strategy comprises a 50% weight in the Barclays U.S. Corporate High Yield and a 50% weight in the Credit Suisse Leveraged Loan Index.  The strategy benchmark returned +1.33% over the previous six months.  The S&P 500 equity index returned +8.31% over the same period.

We are pleased with the initial stage of performance as May/June 2013 was a very difficult period to navigate fixed income markets with interest rates climbing dramatically based on the fear of the Federal Reserve tapering the monthly bond purchasing program known as Quantitative Easing.  The 10 year Treasury Note began the month of May yielding 1.64%, and ended the month of June yielding 2.48%.  Due to the inverse relationships between prices and interest rates, we feel this was a beneficial initial test for the portfolio.  The strategy returned -1.03% during the May/June time period, and the benchmark returned -1.76% during the same two month time period.

Over the past six months we transitioned the investment objective of the Fund to focus on unique investment opportunities in less liquid Fixed Income instruments, typically unavailable in a mutual fund structure.  Specifically, the Fund’s targeted investments include Collateralized Loan Obligations, Residential Mortgage Backed Securities and Distressed Debt/Asset Backed Securities.  Based on our long term capital market assumptions, we anticipate greater risk/return versus traditional High Yield Fixed Income and look to generate high current income with an initial targeted yield of 6% to 8%, and total return target of 8% to 10%, after all fees and expenses.

City National Rochdale High Yield Alternative Strategies Fund seeks to generate high current income through the use of non-traditional fixed income investments by focusing on a limited amount of investment strategies.  As we orient the strategy to capture attractive opportunities in the high yield asset classes, our focus is on a limited set of these managers who target greater income yield.  We believe the new strategy can complement an existing portfolio in one of two ways: first, as a fixed income replacement providing higher yields than traditional fixed income with commensurate higher

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

volatility, and second, as a supplement to a portion of an equity allocation with similar volatility expectations. By reducing a portfolio’s Equity exposure it can serve as a risk stabilizer or by reducing Fixed Income exposure it can serve as a return enhancer, while providing greater asset class diversification in either situation. Additionally, shareholders will benefit from a regular distribution of yield (semi-annual, commencing in 2014), and we feel in this low interest rate environment, the demands of our clients will be accommodated.

Outlook

While we believe the U.S. economy is continuing to expand and key drivers of growth are evident, the current low-rate monetary policy environment remains a key pillar of support for the market.  As a firm we expect Fed tapering to begin in 2014, but also see short-term rates anchored at low levels and the Federal Reserve remaining highly accommodative to the low interest rate environment.  Backed by an unprecedented central bank easing, solid credit conditions of corporate issues have made investors confident in moving lower in credit quality to increase portfolio yield.  Improvement in the financial health of the underlying debt issuers and strengthening balance sheets of U.S. corporations lead us to continue to favor these types of fixed income instruments.

While we see High Yield spreads being attractive on an absolute basis, on a relative basis they are below the long-term average.  With yield to maturity projections in the current market so low, this leaves few options in the Core Fixed market to generate a high level of income. For those investors willing to take on the higher risk in return for higher yield, we believe City National Rochdale High Yield Alternative Strategies Fund is an appropriate addition to client portfolios.  Many of the managers in this strategy have structured the investment to benefit from a rising rate environment through re-investment opportunities, or themes based on valuation of distressed assets.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
Rochdale Investment Management LLC

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

Important Disclosures

The performance returns presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratio for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI is 3.37% and 3.16%, respectively. Cumulative Return at POP (Public Offering Price, reflecting maximum front end sales charge of 2.00%) since inception of July 1, 2007 for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI is -6.71% and -7.37%, respectively. Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. RIM Securities LLC, the affiliated broker dealer for City National Rochdale LLC, 570 Lexington Avenue, New York, NY 10022.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.  Hedge fund investments are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability.  Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

City National Rochdale LLC, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Statements

September 30, 2013

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Statements

September 30, 2013

City National Rochdale High Yield Alternative Strategies Master Fund LLC	Page

Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6 - 7
Notes to Financial Statements	8 - 17
Financial Highlights	18

Approval of Investment Management Agreement
Additional Information

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Assets, Liabilities and Members' Capital

September 30, 2013 (Unaudited)

ASSETS
Investment in City National Rochdale High Yield
Alternative Strategies Master Fund LLC	$11,075,366
Prepaid expenses	8,550
Receivable from Adviser	19,730

Total Assets	11,103,646

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Professional fees payable	12,878
Investor servicing fee payable	6,485
Incentive fee payable	3,009
Accrued expenses and other liabilities	2,317

Total Liabilities	24,689

Total Members' Capital	$11,078,957

The accompanying notes are an integral part of these financial statements

2

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Operations

Six Months Ended September 30, 2013 (Unaudited)

NET INVESTMENT LOSS ALLOCATED FROM CITY NATIONAL ROCHDALE
HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND LLC
Interest income	$477
Expenses	(105,958)

Net Investment Loss Allocated	(105,481)

FUND EXPENSES
Professional fees	35,997
Investor servicing fees (see Note 4)	12,182
Registration fees	6,386
Performance Fees	3,009
Administration Fees	2,556
Insurance expense	738
Custody fees	600
Total Fund Expenses	61,468

Less expenses waived and reimbursed (see Note 3)	(54,629)

Net Fund Expenses	6,839

Net Investment Loss	(112,321)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM City National Rochdale HIGH YIELD ALTERNATIVE STRATEGIES
MASTER FUND LLC
Net realized gain on investments	164,369
Net change in unrealized appreciation/depreciation on investments	83,158

Net Realized and Unrealized Gain on Investments	247,527

Net Increase in Members' Capital Resulting from Operations	$135,206

(1) Reflects calendar year end adjustment.

The accompanying notes are an integral part of these financial statements

3

City National Rochdale High Yield Alternative Strategies Fund LLC

Statements of Changes in Members' Capital

	Six Months Ended	Year Ended
	9/30/2013 (1)	March 31, 2013
FROM OPERATIONS
Net investment loss	$(112,321)	$(364,541)
Net realized gain (loss) on investments	164,369	1,517,396
Net change in unrealized appreciation/depreciation on investments	83,158	(1,413,031)

Net Increase in Members' Capital Resulting From Operations	135,206	(260,176)

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests (see Note 2)	2,103,676	-
Payments for purchases of members' interests (see Note 2)	-	(10,116,788)
Net Payments for Members' Interests	2,103,676	(10,116,788)

Total Decrease in Members' Capital	2,238,882	(10,376,964)

MEMBERS' CAPITAL
Beginning of year	8,840,075	19,217,039

End of year	$11,078,957	$8,840,075

(1) Unaudited.

The accompanying notes are an integral part of these financial statements

4

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Cash Flows

Six Months Ended September 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$135,206
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash from operating activities:
Net change in unrealized appreciation/depreciation on investments	(83,158)
Net realized gain on investments	(164,369)
Purchases of investments in Master Fund	(2,103,677)
Sales of investments in Master Fund	-
Net investment loss allocated from Master Fund	105,481
Expenses paid by the Master Fund	23,922
Changes in operating assets and liabilities:
Prepaid expenses	1,479
Receivable from / payable to Adviser	(7,075)
Distribution payable	(1,011,622)
Incentive fee payable	3,009
Professional fees payable	(12,995)
Investor servicing payable	983
Accrued expenses and other liabilities	(2,484)

Net Cash from Operating Activities	(3,115,299)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	2,103,676
Net Cash used in Financing Activities	2,103,676

Net Change in Cash and Cash Equivalents	(1,011,623)

CASH AND CASH EQUIVALENTS
Beginning of year	1,011,622

End of year	$-

The accompanying notes are an integral part of these financial statements

5

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

1.	Organization

City National Rochdale High Yield Alternative Strategies Fund LLC (formerly, the Rochdale High Yield Alternative Strategies Fund LLC, and prior to that Rochdale Core Alternative Strategies Fund LLC) (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund commenced investment operations on July 1, 2007. The Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than the investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities.

The Fund invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), a registered investment company with the same investment objective as the Fund. City National Rochdale LLC (the “Manager” or "Adviser") is the investment adviser to the Master Fund. The Manager is also the adviser to City National Rochdale High Yield Alternative Strategies Fund TEI LLC, which also invests substantially all of its investable assets with the Master Fund. The Manager delegates sub-investment advisory responsibilities to PineBridge Investments LLC (the “Sub-Adviser”) with respect to the Master Fund.

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services. The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At September 30, 2013, the Fund's beneficial ownership of the Master Fund's net assets was 38.39%.

The Fund reserves the right to reject any subscriptions for Interests in the Fund. Generally, initial and additional subscriptions for investment (or "Member Interests") in the Fund by eligible Members may be accepted at such times as the Fund may determine. Each Member must be a qualified investor and subscribe for a minimum initial investment in the Fund of $25,000. Additional investments in the Fund must be made in a minimum amount of $10,000. Brokers selling the Fund may establish higher minimum investment requirements than the Fund. The Fund from time to time may offer to repurchase members' interests in the Fund at such times and on such terms as may be determined by the Fund's Board in its complete and absolute discretion. Fund interests must be held for at least six months after initial purchase (or for a second six-month period as described below). Members must hold

6

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

Fund interests for at least six months before being eligible to request that the Fund repurchase Fund interests during a tender offer.

If no such request is made by a Member during a tender offer, such Member must hold Fund interests for a second six-month period before submitting an initial request.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

For the sixth months ended September 30, 2013, the Fund’s investment consisted entirely of an investment in the Master Fund.  The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

Investments Valuation

The net asset value of the Fund is determined as of the close of business at the end of each month.  The net asset value of the Fund equals the value of the assets of the Fund, less liabilities, including accrued fees and expenses.

The Fund's investment in the Master Fund represents substantially all of the Fund's assets.  All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the Fund.

The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, included elsewhere in this report.

The Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Investment Income Recognition

Purchases and sales of investments in the Master Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date.  Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon its ownership interest.

Fund Expenses

The direct expenses of the Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.  The Fund, as an investor in the Master Fund, recognizes its share of the fees and expenses of the Master Fund (including a management fee and incentive fee).

8

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

Income Taxes

The Fund's tax year end is December 31.  The Fund is treated as a partnership for Federal income tax purposes, whereby each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund has adopted authoritative guidance on uncertain tax positions.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the Fund’s liquidity or future cash flows, or its treatment as a flow through entity, pursuant to relevant income tax regulations.  As of September 30, 2013, the Fund’s tax years 2010 through 2012 remain open and subject to examination by relevant taxing authorities.

Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be at the sole discretion of the Board.

Capital Accounts

Net profits or net losses of the Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with each Members' respective investment percentage in the Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the Fund during each month, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter and year end, the Fund receives Member contributions with an effective subscription date of the first day of the following month.  These contributions are held by the Master Fund and have an effective investment date of first day of the following month.  The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month.  These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of ninety days or less at time of purchase to be cash equivalents.

9

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

3.	Commitments and Other Related Party Transactions

The Manager has contractually agreed to waive and/or reimburse the expenses of the Fund and the Master Fund, to the extent needed to limit their combined annual operating expenses to 2.25% of net assets.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.  For the sixth months ended September 30, 2013, the Manager waived $54,629 of fees and expenses, which may be recouped by the Manager no later than March 31, 2017.

The following is a schedule of when fees may be recouped by the Manager:

Amount	Expiration

$28,139	March 31, 2016
54,629	March 31, 2017

$82,768

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

Pursuant to the new Sub-Investment Advisory Agreement (“New Agreement”) approved by the Members of the Fund at the March 25, 2013 special meeting, the Sub-Adviser  is entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”).  The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis.  The Preferred Return is a non-cumulative, annual return equal to the weighted average returns of a composite benchmark consisting of 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and 50% of the Credit Suisse Institutional Leveraged Loan Index.

10

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

4.	Investor Servicing Fees

The Fund pays a fee to RIM Securities, LLC, an affiliate of the Manager, as Distributor, to reimburse it for payments made to broker-dealers and certain financial advisers (“Investor Service Providers”) that have agreed to provide ongoing investor services to investors in the Fund that are their customers.  This fee is paid quarterly and in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding interests held by investors that receive services from the Investment Service Provider, determined as of the last day of the calendar month (before any repurchase of Member interests); or (ii) the Distributor’s actual payments to the Investment Service Provider.

5.	Concentration, Liquidity and Off-Balance Sheet Risks

The Master Fund invests primarily in Hedge Funds that are illiquid securities and not registered under the 1940 Act.  Such Hedge Funds invest in actively traded securities, illiquid securities, derivatives and other financial instruments using several investment strategies and investment techniques, including leverage, which may involve significant risks.  The Master Fund's concentration and liquidity risks are discussed in the notes to the Master Fund's financial statements which are attached elsewhere in this report.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various derivatives and financial instruments and enter into various investment activities with off balance sheet risk.  The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements which are attached elsewhere in this report.

 6.           Investment Transactions

For the six months ended September 30, 2013, the Fund's assets were invested in the Master Fund and the Fund made aggregate purchases of $2,868,288 and aggregate sales of $788,479 in the Master Fund.

11

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Highlights

	Six-Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2013 (1)	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009
TOTAL RETURN
Total Return before incentive fee	0.48%	(0.86%)	(4.56%)	6.76%	8.74%	(11.68%)
Incentive fee	0.02%	0.01%	0.04%	(0.09%)	(0.01%)	0.00%
Total Return after incentive fee	0.50%	(0.85%)	(4.52%)	6.67%	8.73%	(11.68%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$11,079	$8,840	$19,217	$20,945	$18,921	$17,676
Portfolio Turnover	25.89%	7.98%	13.27%	20.32%	20.91%	19.34%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Net investment loss, before waivers and reimbursements	(3.43%)	(2.55%)	(2.31%)	(2.47%)	(2.29%)	(2.28%)
Net investment loss, after waivers and reimbursements	(2.31%)	(2.24%)	(2.21%)	(2.33%)	(2.24%)	(2.13%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS, BEFORE
INCENTIVE FEE

Operating expenses, before waivers and reimbursements	3.37%	2.56%	2.35%	2.39%	2.30%	2.40%
Operating expenses, after waivers and reimbursements	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS, NET OF WAIVERS AND REIMBURSEMENTS AFTER INCENTIVE FEE

Operating expenses, after waivers and reimbursements	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%
Incentive fee	0.02%	(0.01%)	(0.04%)	0.09%	0.01%	0.00%
Total Operating expenses, after waivers and reimbursements, after incentive fee	2.27%	2.24%	2.21%	2.34%	2.26%	2.25%

(1)	Unaudited.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

Portfolio turnover represents the Master Fund's portfolio turnover for the periods above.  The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements

12

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

September 30, 2013

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

September 30, 2013

TABLE OF CONTENTS

Page

Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6 -7
Investment Breakdown	8
Notes to Financial Statements	9 - 17
Financial Highlights	18

Approval of Investment Management Agreement
Additional Information

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

September 30, 2013 (Unaudited)

ASSETS
Investments, at fair value (cost $27,225,893)	$29,400,811
Receivable for fund investments sold	3,080
Interest receivable	44

Total Assets	29,403,935

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	58,448
Contributions received in advance	400,000
Professional fees payable	62,397
Accrued expenses and other liabilities	31,959

Total Liabilities	552,804

Total Members' Capital	$28,851,131

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Operations

Six Months Ended September 30, 2013 (Unaudited)

INVESTMENT INCOME
Interest income	$1,332

Investment Income	1,332

EXPENSES
Management fees (see Note 4)	167,837
Professional fees	64,754
Administration fees	51,908
Custody fees	3,591
Directors' fees	2,208
Other expenses	1,687

Total Expenses	291,985

Net Investment Loss	(290,653)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments	454,071
Net change in unrealized appreciation/depreciation on investments	216,221

Net Realized and Unrealized Gain on Investments	670,292

Net Increase in Members' Capital Resulting from Operations	$379,639

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Six Months Ended	Year Ended
	September 30, 2013 (1)	March 31, 2013
FROM OPERATIONS

Net investment loss	$(290,653)	$(840,603)
Net realized gain (loss) on investments	454,071	4,282,131
Net change in unrealized appreciation/depreciation on investments	216,221	(3,989,480)

Net Decrease in Members' Capital Resulting From Operations	379,639	(547,952)

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL

Proceeds from sales of members' interests (see Note 2)	3,501,825	-
Payments for purchases of members' interests (see Note 2)	-	(30,151,126)
Net Payments for Members' Interests	3,501,825	(30,151,126)

Total Increase in Members' Capital	3,881,464	(30,699,078)

MEMBERS' CAPITAL

Beginning of year	24,969,667	55,668,745

End of year	$28,851,131	$24,969,667

(1) Unaudited

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Cash Flows

Six Months Ended September 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$379,639

Adjustments to reconcile net increase in members' capital
resulting from operations to net cash from operating activities:
Purchases of investments	(15,096,190)
Sales of investments	3,867,377
Purchases of money market fund	(14,779,310)
Sales of money market fund	22,058,582
Net change in unrealized appreciation/depreciation on investments	(216,221)
Net realized gain on investments	(454,071)

Change in Operating Assets and Liabilities:
Receivable for fund investments sold	340,118
Interest receivable	163
Management fees payable	32,464
Contributions received in advance	400,000
Professional fees payable	(9,737)
Accrued expenses and other liabilities	(24,639)

Net Cash used in Operating Acivities	(3,501,825)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	3,501,825

Net Cash used in Financing Activities	3,501,825

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements

City National Rochdale High Yield Alternative Strategies Fund LLC (the "Fund") invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the "Master Fund"), a registered investment company with the same investment objective as the Fund.

As of September 30, 2013 the Fund owned 38.38% of the Master Fund. The schedule of investments of the Master Fund is as follows:

City National Rochdale High Yield Alternative Strategies Master Fund LLC
SCHEDULE OF INVESTMENTS, September 30, 2013 (Unaudited)

				Redemptions
	Percentage of Members' Capital	Cost	Fair Value	Frequency	Notice Period # of Days

Long-Term Investment Funds: 1
High Yield/Credit:
Canyon Value Realization Fund, LP - Series L	13.5%	$3,000,000	$3,902,625	Annually	100
GoldenTree Partners LP	13.2	2,728,888	3,818,923	Quarterly	90
GoldenTree Partners LP 2	2.2	423,866	639,342	**	**
	28.9	6,152,754	8,360,890

Structured Credit:
Great Lakes III, LP	13.3	3,773,501	3,837,371	Quarterly	90
Midway Market Neutral Fund LLC	12.3	3,500,000	3,538,355	Monthly	90
Premium Point Mortgage Credit Fund, LP	15.6	4,500,000	4,500,490	Quarterly	90
	41.2	11,773,501	11,876,216
Global Macro Strategy:
CamCap Resources, LP 2	0.1	17,257	14,780	**	**
Caxton Global Investments (USA) LLC 2	0.1	16,434	26,124	**	**
	0.2	33,691	40,904
Event/Multi-Strategy:
Bennelong Asia Pacific Multi Strategy Equity Fund, LP - Class S 2	0.4	156,205	108,031	**	**
Brencourt SP Fund, LP 2	0.4	107,621	120,907	**	**
Keswick Onshore Trust 2	0.0	18,795	12,968	**	**
King Street Capital LP 2	0.1	10,889	21,087	**	**
OZ Asia Domestic Partners, LP	1.0	216,730	289,984	Quarterly	45
Polygon Recovery Fund, LP	0.6	367,680	181,171	*	*
Stark Select Asset Fund LLC 2	0.3	76,475	77,101	**	**
	2.8	954,395	811,249	**	**
Total Long-Term Investment Funds:	73.1	18,914,341	21,089,259

Short-Term Investment:
Money Market Fund:
First American Government Obligations Fund, 0.01% 3	28.8	8,311,552	8,311,552

Total Investments	101.9%	$27,225,893	$29,400,811

1	All investments are non-income producing
2	Remaining value represents side pocket interests
3	7-Day Yield.

*     Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions. Redemptions are currently suspended for the Polygon Recovery Fund, LP, a portfolio comprised of an exchange listed but thinly traded security and several private equity holdings.

**  Special Investments have been established for Bennelong Asia Pacific Multi Strategy Equity Fund, LP - Class S, Brencourt Multi Strategy, LP, GoldenTree Partners LP,
Keswick Onshore Trust, King Street Capital LP, Stark Select Asset Fund LLC, CamCap Resources, LP, and Caxton Global Investments (USA) LLC. These investments are long-term and illiquid.

The investments in Hedge Funds shown above, representing 73.10% of net assets, have been fair valued in accordance with procedures established by the Board of Directors.

City National Rochdale High Yield Alternative Strategies Master Fund LLC
SCHEDULE OF INVESTMENTS, September 30, 2013 (Unaudited), Continued

High Yield / Credit.  The credit strategy involves investing in the securities of companies that are non-investment grade, high yield and or distressed.  Often, a corporate event results in there-pricing of these securities, which may lead to profits.  A non-investment grade bond generally has a Standard & Poor's rating of lower than BBB- or a Moody's rating lower than Baa3.  In the event  of a corporate event such as bankruptcy or default, bonds that rank higher in the capital structure of the issuers, such as first lien bank loan or a senior secured bondhave priority over other bonds deemed junior in ranking in the capital structure.  The distressed and high-yield sub-strategy involves investing in the securities (bank loans and bonds) of companies experiencing financial or operational difficulties or otherwise having below investment grade credit ratings.  These securities may trade at substantialdiscounts to par value, because, in part, certain classes of investors who cannot hold non-investment grade, high yield or distressed bonds are forced to sell at discounted prices. Profits are made based on two kinds of mispricings:  (1) fundamental or intrinsic value, and (2) relative value between comparable securities.  Hedge Fund Managers may also takelong/short positions throughout the capital structure of leveraged companies to implement a negative or positive credit view in the marketplace with the intention to offer betterrisk adjusted returns than being outright long or short the market.Structured Credit.

Structured credit strategy invests in stressed/distressed non-corporate fixed income asset classes in non-traditional markets such as residential real estate, commercial real estate and asset backed lending that have become distressed and/or undergoing structural changes, with anticipated improvement in the fundamental value of the underlying asset. Economic downturns and fundamental uncertainties can cause forced selling of securitized assets associated with such markets. In general, profits are made by identifying and investingin securities priced significantly below their intrinsic values where the strategy can maximize long-term capital appreciation from earning interest income and cash flows from currentamortizing principal payments, cash flows from liquidations and from the fundamental appreciation of the underlying assets. Investing in structured credit requires deep fundamental analysis of the underlying assets and the behavior of the borrowers. Managers may invest in structured credit securities at deep discounts to fair value. Profits are realizedas these securities converge to or above fair value with fundamental improvements in underlying borrowers, assets or improved technical behavior. Typically, structured credit managers will take positions in both agency and non-agency RMBS, CMBS, CLO, and other consumer and commercial loan ABS.  At times, the strategy may also entail positions in otherincome generating assets such as life settlements and annuities, trade finance, legal settlements, whole loans, etc.

Global Macro Strategy. Global macro strategies primarily utilize a combination of top down fundamental macroeconomic and technical analysis to take long, short and relative value positions across a wide variety of capital markets, including but not limited to fixed income, foreign exchange, equities and commodities though the use of cash instruments,futures, forwards, options or swaps. Managers within the global macro strategy can be further sub-categorized as Fundamental/Opportunistic, Systematic/short-term trading, or Commodity-Focused. Fundamental/Opportunistic strategies will primarily rely on a discretionary top-down macroeconomic approach to identify long, short and relative value investment opportunities across multiple markets and investment timeframes. Systematic/short-term trading strategies utilize proprietary computer-based models and algorithmic trading strategies to seek toprofit from long, short and relative value investment opportunities also across multiple markets and investment timeframes. Commodity trading strategiesare primarily focused on trading the global agricultural, metal and energy markets through the buying and selling of commodity futures, options, swaps or commodity-related equities while primarily utilizing a microeconomic analysis of the underlying supply and demand conditions for each commodity market.

Event/Multi Strategy. This strategy is generally a compilation of various investment strategies including, but not limited to, corporate credit, event equity, special situations, relative value, volatility, convertible bonds, structured credit, quantitative arbitrage, etc.  A fundamental aspect of the investment funds is the fact that there is flexibility to pursue a range of investment strategies and invest in an unlimited range of financial securities.  The investment managers have the discretion to allocate capital among the various strategies in their respective portfolios based on where they perceive the best opportunities are while still maintaining diversification.  Typically, the investment made within each investmentstrategy is predicated on fundamental bottoms up analysis of a particular security, arbitrage related, and/or catalyst driven.

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

September 30, 2013 (Unaudited)

Strategy Allocation Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

1.	Organization

City National Rochdale High Yield Alternative Strategies Master Fund LLC (formerly, the Rochdale High Yield Alternative Strategies Master Fund LLC, and prior to that Rochdale Core Alternative Strategies Master Fund LLC) (the "Master Fund") is a closed-end, non-diversified management Investment Company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”) serve as the feeder funds in the master feeder structure.  Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").  Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

City National Rochdale, LLC (the “Manager” or "Adviser"), formerly known as Rochdale Investment Management LLC, is the investment adviser to the Master Fund.  The Manager delegates sub-investment advisory responsibilities to PineBridge Investments LLC (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”), thatpursue a variety of high yield income generating strategies.

The Master Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities. Under normal circumstances, at least 80% of the Master Fund’s total assets will be invested either directly, or indirectly through Private Funds, in a variety of high yield income generating investments.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments are carried at fair value.  The fair value of alternative investments has been estimated using the Net Asset Value (“NAV”) as reported by the management of the respective alternative investment fund.  Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments.  NAV reported by each alternative investment fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

Investments in Investment Funds are stated and recorded at fair value as determined in good faith by the Sub-Adviser in accordance with US GAAP.  The Master Fund uses the NAV as reported by the Hedge Fund Managers, as a practical expedient, to determine the fair value of all the investments in Investment Funds which (a) do not have a readily determinable fair value and (b) either have the attributes of an investment company or prepare their financial statements consistent with the measurement principles of an investment company.  Such values generally represent the Master Fund's proportionate share of the net assets of the Investment Funds as reported by the Hedge Fund Managers.  Accordingly, the value of the investments in Investment Funds are generally increased by additional contributions to the Investment Funds and the Master Fund's share of net earnings from the Investment Funds, and decreased by distributions from the Investment Funds and the Master Fund's share of net losses from the Investment Funds.

The Sub-Adviser reviews the details of the reported information obtained from the Hedge Fund Managers and considers: (i) the measurement date of the NAV provided, (ii) the basis of accounting and, (iii) in instances where the basis of accounting is other than fair value, fair valuation information provided by the Hedge Fund Managers.  The Sub-Adviser may make adjustments to the NAV of various Investment Funds to obtain the best estimate of fair value, which is consistent with the measurement principles of an investment company.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  See Note 3 – Investments.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and officers; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31.  The Master Fund is treated as a partnership for Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund has adopted authoritative guidance on uncertain tax positions.  The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows.  As of September 30, 2013, the Master Fund’s tax years 2010 through 2012 remain open and subject to examination by relevant taxing authorities.

Subsequent Events

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Master Fund’s related events and transactions that occurred subsequent to September 30, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentages of the Master Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month.  These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

3.	Investments

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at September 30, 2013:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Alternative Investments:
Event / Multi-Strategy	$-	$-	$811,249	$811,249
High Yield/Credit	-	-	8,360,890	8,360,890
Structured Credit	-	-	11,876,216	11,876,216
Global Macro Strategy	-	-	40,904	40,904
Total Alternative Investments	-	-	21,089,259	21,089,259

Short-Term Investment	8,311,552	-	-	8,311,552

Total Investments	$8,311,552	$-	$21,089,259	$29,400,811

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

3.	Investments(continued

The following is a reconciliation of the beginning and ending balances for Level 3 investments during the six months ended September 30, 2013:

Alternative Investments

Balance, March 31, 2013	$9,190,155

Total Realized Gains/(Losses)	454,071
Change in Unrealized Gains/Losses	216,221
Purchases	15,096,188
Sales	(3,867,376)

Balance, March 31, 2013	$21,089,259

Net unrealized gains relating to Level 3 alternative investments still held at September 30, 2013 amounted to $2,174,918.

4.	Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), City National Rochdale LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund.  The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly. The investment management fee will be paid to the Manager out of the Master Fund’s assets.

The Manager will pay a fee to the Sub-Adviser at a rate equal to 40% of the amount of the fee earned by the Manager pursuant to the New Sub-Investment Advisory Agreement (“New Agreement”), approved by the Members of the Feeder Funds at the March 25, 2013 special meeting. Under the prior Sub-Investment Advisory Agreement, the Manager paid 60% of the investment management fee to the Sub-Adviser and 40% was retained by the Manager.

Pursuant to the New Agreement, the Sub-Adviser is entitled to receive a performance-based incentive fee equal to 10% of each Member’s net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”).  The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis.  The Preferred Return is a non-cumulative, annual return equal to the weighted average returns of a composite benchmark consisting of 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and 50% of the Credit Suisse Institutional Leveraged Loan Index.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Members of the Feeder Funds; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from the Master Fund at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% thereafter of average net assets, with a minimum annual fee of $100,000.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of the Feeder Funds to 2.25% of net assets for each Feeder Fund.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

The following is a schedule of when fees may be recouped by the Manager with respect to the Feeder Funds:

City National Rochdale High Yield Alternative Strategies Fund LLC	City National Rochdale High Yield Alternative Strategies Fund TEI LLC	Expiration

$27,673	$-	March 31, 2014
21,100	-	March 31, 2015
51,220	28,139	March 31, 2016
54,629	77,761	March 31, 2017
$154,622	$105,900

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Feeder Funds.

5.	Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds.  The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale.  Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management.  Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively traded securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors.  Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for certain Hedge Funds with a fair value at September 30, 2013 aggregating $1,201,511 as noted in the Schedule of Investments.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts.  The Master Fund's risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master Fund.  The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.	Investment Transactions

For the sixth months ended September 30, 2013 (excluding short-term securities), the aggregate purchases of investments were $15,096,188 and sales of investments were $3,867,376.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Highlights

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2013 (1)	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009

TOTAL RETURN - NET	0.75%	(0.58%)	(4.08%)	7.32%	9.16%	(11.14%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$28,851	$24,970	$55,669	$58,990	$57,616	$50,359

Portfolio Turnover	25.89%	7.98%	13.27%	20.32%	20.91%	19.34%

Ratio of Net Investment
Loss to Average Net Assets	(2.16%)	(1.79%)	(1.66%)	(1.67%)	(1.83%)	(1.55%)

Ratio of Expenses to
Average Net Assets	2.17%	1.79%	1.67%	1.68%	1.69%	1.67%

(1)	Unaudited.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Master Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

*****

The accompanying notes are an integral part of these financial statements

BOARD APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)

The Board of Directors of City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), City National Rochdale High Yield Alternative Strategies Fund TEI LLC and City National Rochdale High Yield Alternative Strategies Fund LLC (collectively, the “Funds”) is comprised of eight Directors, six of whom are independent of the Funds’ investment adviser (the “Independent Directors”).  During the six months ended September 30, 2013, the Board and the Independent Directors approved renewal of the Funds’ advisory agreement with Rochdale Investment Management, LLC (“Rochdale”), and Rochdale’s sub-advisory agreement with PineBridge Investments LLC (“PineBridge”) with respect to the Funds, as described below.  During that period, certain related name changes occurred, as follows:

•
Prior to September 10, 2013, the names of the Funds were Rochdale High Yield Alternative Strategies Master Fund LLC, Rochdale High Yield Alternative Strategies Fund TEI LLC and Rochdale High Yield Alternative Strategies Fund LLC.

•	Effective September 10, 2013, Rochdale, the investment adviser of the Fund, changed its name to City National Rochdale, LLC.

General Information

The following information summarizes the Board’s considerations associated with its review of the agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by Rochdale and PineBridge.  In considering these matters, the Independent Directors discussed the approval of the agreements with management and in private sessions with their independent counsel at which no representatives of Rochdale or Pinebridge were present.

The Board reviewed extensive materials regarding investment results of Rochdale and PineBridge, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the agreements, the Board and the Independent Directors did not identify a single factor as controlling and this summary does not describe all of the matters considered.  In addition, each Board member did not necessarily attribute the same weight to each matter.  However, the Board and the Independent Directors concluded that each of the various factors referred to below favored such approval.

Rochdale Investment Management, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by Rochdale, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes, including sub-adviser oversight processes; its trading practices; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Funds compared with their relevant benchmark indexes for the one-, three- and five-year and since inception periods ended June 30, 2013.   The Board noted that each Fund’s strategy had changed significantly in early 2013 and that the performance for any periods longer than three months reflected performance for the previous strategy.  The Board noted that the Funds outperformed their benchmark, which was comprised 50% of the Barclays US Corporate High Yield Index and 50% of the Credit Suisse Leveraged Loan Index, for the three-month period ended June 30, 2013, and underperformed relative to the benchmark by 650 basis points or less for the one-year period.  The Board observed that the Funds outperformed their previous benchmark, the 3-Year Treasury Constant Maturity Rate plus 200 basis points, for the one-year period, but underperformed the benchmark by 490 basis points or less for the three- and five-year and since inception periods, on an annualized basis.  In considering the Funds’ performance the Board considered the significant changes recently made by Rochdale to each Fund’s investment strategies.  The Board concluded that Rochdale continued to provide satisfactory management and oversight services to the Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by Rochdale to the Funds and the total expenses of the Funds (as a percentage of its average annual net assets).  The Board noted that it was difficult to gather a peer group for comparison due to the unique investment strategy of the Funds and lack of public information regarding the Funds’ competitors.  The Board reviewed, however, fee and expense information from samples of closed-end funds and private funds with fund-of-funds strategies compiled by U.S. Bancorp Fund Services, LLC, the Funds’ administrator, in consultation with Rochdale.

The Board observed that the investment advisory fees paid by the Funds were equal to the median advisory fee of a sample of 100 peer funds.  The Board noted that Rochdale does not manage assets of any other clients using the same strategies as those used by the Funds and therefore it could not compare the fees charged by Rochdale to the Funds to those charged to its other clients.  The Board considered that the total expense ratios of the Funds were lower than the total expenses of five funds in a peer group of 11 funds that voluntarily report their total expense ratios.  The Board concluded that the advisory fees charged by Rochdale to the Funds were fair and reasonable, and the total expenses of the Funds continued to be reasonable.

Profitability, Benefits to Rochdale and Economies of Scale

The Board considered information prepared by Rochdale relating to its costs and profits with respect to the Funds, noting that Rochdale was waiving fees with respect to the Funds pursuant to its expense limitation agreements, and was currently not realizing a profit with respect to the Funds. The Board also considered the benefits received by Rochdale and its affiliates as a result of Rochdale’s relationship with the Funds, including investment advisory fees paid to Rochdale; fees paid to Rochdale’s affiliate, RIM Securities, LLC, for providing distribution services to the Funds; benefits to City National Bank’s wealth management business as a result of the availability of the Funds to its customers; and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. The Board noted Rochdale’s representation that no significant economies of scale with respect to the Funds had been realized in the last year. The Board also noted that although there were no advisory fee breakpoints, based on Rochdale’s operations significant economies of scale were not likely to be realized until the asset levels of the Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the compensation payable to Rochdale with respect to the Funds pursuant to its advisory agreements with the Funds is fair and reasonable in light of the nature and quality of the services being provided by it to the Funds and their shareholders, and that renewal of the agreements was in the best interest of the Funds and their shareholders.

PineBridge Investments LLC

Nature, Extent and Quality of Services

In reviewing the services provided by PineBridge, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes; its trading practices; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the Funds are described above.  The Board concluded that PineBridge continued to provide satisfactory services to the Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by PineBridge and observed that PineBridge does not advise any other funds of funds with investment strategies similar to the Funds and therefore it could not compare PineBridge’s sub-advisory fees with the fees PineBridge charges to other similar clients.  The Directors noted that Rochdale pays out of its advisory fees all sub-advisory fees to PineBridge.

Benefits to PineBridge

The Board considered the benefits received by PineBridge as a result of its relationship with the Funds, including the sub-advisory fees paid to PineBridge and the intangible benefits of PineBridge’s association with the Funds generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the compensation payable to PineBridge pursuant to its sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by PineBridge to the Funds and their shareholders, and that renewal of the sub-advisory agreement was in the best interest of the Funds and their shareholders.

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale High Yield Alternative Strategies Fund LLC

By (Signature and Title)  /s/ Garrett R. D’Alessandro
                                            Garrett R. D’Alessandro, President

Date   December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Garrett R. D’Alessandro
                                            Garrett R. D’Alessandro, President

Date   December 6, 2013

By (Signature and Title)  /s/ William O’Donnell
                                             William O’Donnell, Treasurer

Date   December 6, 2013